SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 8, 2004

                          INTERNET PICTURES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-26363              52-2213841
          --------                     ---------              ----------
     (State or other                  (Commission            (IRS Employer
jurisdiction of incorporation)        File Number)       Identification Number)


3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA                              94583
--------------------------------------------------------------------------------
  (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (925) 242-4002
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Effective March 8, 2004, Greg Daily resigned his position as a Director of Registrant. Mr. Daily cited personal reasons for his departure from the Board of Directors, and his resignation was not as a result of a disagreement with the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INTERNET PICTURES CORPORATION

Dated:  March 18, 2004                            -----------------------------
                                                  Paul Farmer
                                                  Chief Financial Officer